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                                                                   Exhibit 10.20


                        FORM OF COMPANY AFFILIATE LETTER

Verdant Brands, Inc.
9555 James Avenue South
Suite 200
Bloomington, MN  55431-2543

Ladies and Gentlemen:

         I have been advised that, as of the date of this letter, I may be deemed to be an "affiliate" of Consep, Inc., a Oregon corporation (the "Company"), as the term "affiliate" is (i) defined for purposes of paragraphs
(c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Act"), and/or (ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of September 8, 1998 (the "Merger Agreement") among Verdant Brands, Inc., a Minnesota corporation ("Parent"), Consep Acquisition, Inc., a Oregon corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the Company, the Company will be merged with and into Merger Sub ("Merger").

         As a result of the Merger, I may receive shares of common stock, par value $0.01 per share, of Parent (the "Parent Securities"). I would receive such shares in exchange for any shares owned by me of Company Common Stock (the "Company Securities").

         I represent, warrant, and covenant to Parent that, in the event I receive any Parent Securities as a result of the Merger:

                  1. I shall not make any sale, transfer, or other disposition of the Parent Securities in violation of the Act or the Rules and Regulations.

                  2. I have carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer, or otherwise dispose of Parent Securities to the extent I felt necessary, with my counsel or counsel for the Company.

                  3. I have been advised that the issuance of Parent Securities to me pursuant to the Merger has been or will be prior to their issuance registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger Agreement was or will be submitted for a vote of the shareholders of the Company, I may be deemed to be an affiliate of the Company and the distribution by me of the Parent Securities has not been and will not be registered under the Act, I may not sell, transfer, or otherwise dispose of Parent Securities issued to
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Verdant Brands, Inc.
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         me in the Merger unless (i) such sale, transfer, or other disposition has been registered under the Act, (ii) such sale, transfer, or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer, or other disposition is otherwise exempt from registration under the Act.

                  4. I understand that Parent is under no obligation to register the sale, transfer, or other disposition of the Parent Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

                  5. I also understand that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Securities and that there will be placed on the certificates for the Parent Securities issued to me, or any substitutions therefor, a legend stating in substance:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF A LETTER AGREEMENT DATED ________ BETWEEN THE HOLDER AND VERDANT BRANDS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF VERDANT BRANDS, INC."

         It is understood and agreed that the legends set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act.

         It is understood that this Letter Agreement shall terminate and be of no further force or effect if the Merger Agreement is terminated pursuant to the terms thereof.
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Verdant Brands, Inc.
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         Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.


                                           Very truly yours,



                                           Name: _________________________

Accepted this ___ day of ________, 1998
by Verdant Brands, Inc.

By: ___________________________
Title: __________________________